Exhibit 10.31

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of March 17, 2014 (this “Amendment”), among IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), each Participating Lender (as defined below) and each New Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, each Borrower, the Administrative Agent, the Guarantors from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012, as amended by that certain Amendment No. 1, dated as of February 6, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto (as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Credit Agreement”);

WHEREAS, on the date hereof, each Borrower, the Administrative Agent, the Participating Lenders and the New Lenders desire to amend and restate the Second Amended and Restated Credit Agreement in its entirety on the terms set forth in the Third Amended and Restated Credit Agreement (as defined below) to (i)(a) amend the terms of the Tranche B-1 Dollar Term Loans (as defined in the Second Amended and Restated Credit Agreement, and as used herein, the “Existing Dollar Term Loans”), including, without limitation, to extend the maturity date and amend the interest margins of the Existing Dollar Term Loans by providing for Participating Lenders to exchange their Existing Dollar Term Loans for Term B Dollar Loans having the terms set forth in the Third Amended and Restated Credit Agreement, (b) refinance any Existing Dollar Term Loans that have not been exchanged for Term B Dollar Loans with Additional Term B Dollar Loans having the terms set forth in the Third Amended and Restated Credit Agreement, (c) amend the terms of the Tranche B-1 Euro Term Loans (as defined in the Second Amended and Restated Credit Agreement, and as used herein, the “Existing Euro Term Loans”), including, without limitation, to extend the maturity date and amend the interest margins of the Existing Euro Term Loans by providing for Participating Lenders to exchange their Existing Euro Term Loans for Term B Euro Loans having the terms set forth in the Third Amended and Restated Credit Agreement and (d) refinance any Existing Euro Term Loans that have not been exchanged for Term B Euro Loans having the terms set forth in the Third Amended and Restated Credit Agreement (collectively, the “Refinancing Amendment”), (ii)(a) amend the terms of the U.S. Revolving Commitments, Japanese Revolving Commitments and Swiss/Multicurrency Revolving Commitments (each, as defined in the Second Amended and Restated Credit Agreement, and as used herein, collectively, the “Existing Revolving Commitments”), including, without limitation, to extend the maturity date and reduce the interest margins of the Existing Revolving Commitments by providing for Participating Lenders to exchange their applicable Existing Revolving Commitments for U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments, and/or Swiss/Multicurrency Revolving Credit Commitments, as applicable, having the terms set forth in the Third Amended and Restated Credit Agreement, (b) terminate any Existing Revolving Commitments that have not been so exchanged by Participating Lenders and (c) provide for additional U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments, and/or Swiss/Multicurrency Revolving Credit Commitments, as applicable in an aggregate principal amount such that the aggregate principal amount of all commitments under the Revolving Facility after giving effect to the Amendment shall be $500,000,000 (collectively, the “Revolver Amendment”) and (iii)(a) provide for new Term A Commitments in an aggregate Dollar Equivalent principal amount of $500,000,000 and (b) modify such other terms, conditions and covenants therein as set forth in the Third Amended and Restated Credit Agreement (the “Restatement Amendment”);

WHEREAS, the Borrowers, the Administrative Agent, each Lender (each, a “Participating Lender”) that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Term Consent”) that holds Tranche B-1 Dollar Term Loans and/or Tranche B-1 Euro Term Loans and each Person (together with each Lender providing a Term A Commitment, the “New Lenders”) that executes and delivers a joinder to this Amendment substantially in the form of Exhibit C hereto (a “Joinder”) as an Additional Term B Dollar Lender and/or an Additional Term B Euro Lender (x) are willing to agree pursuant to Sections 2.24 and 10.5(g) of the Second Amended and Restated Credit Agreement to the Refinancing Amendment, (y) each such Participating Lender shall be deemed, upon the Effective Date (as defined below), to have exchanged the amount set forth on the signature page to such Lender’s Consent (or, if applicable, such lesser amount allocated to it by the Lead Arrangers) of its Tranche B-1 Dollar Term Loans and/or Tranche B-1 Euro Term Loans, as applicable, for Term B Dollar Loans and/or Term B Euro Loans, as applicable and (z) each such Participating Lender and New Lender shall thereafter become a Term B Dollar Lender and/or Term B Euro Lender, as applicable, under the Third Amended and Restated Credit Agreement;

WHEREAS, the Borrowers, the Administrative Agent, each Participating Lender that holds Existing Revolving Commitments and each New Lender that executes a Joinder as a U.S. Revolving Credit Lender, Japanese Revolving Credit Lender and/or Swiss/Multicurrency Revolving Credit Lender, as applicable, (x) are willing to agree (together with each Participating Lender and New Lender holding Term B Loans after giving effect to the Refinancing Amendment) pursuant to Section 10.5 of the Second Amended and Restated Credit Agreement to the Revolver Amendments, (y) each such Participating Lender that holds Existing Revolving Commitments shall be deemed, upon the Effective Date, to have exchanged the amount set forth on the signature page to such Lender’s consent to this Amendment substantially in the form of Exhibit B hereto (a “Revolver Consent”) (or, if applicable, such lesser amount allocated to it by the Lead Arrangers) of its U.S. Revolving Commitments, Japanese Revolving Commitments and/or Swiss/Multicurrency Revolving Commitments, as applicable, for U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments and/or Swiss/Multicurrency Revolving Credit Commitments, as applicable and (z) each such Participating Lender and New Lender agreeing to hold a Revolving Credit Commitment shall thereafter become a U.S. Revolving Credit Lender, Japanese Revolving Credit Lender or Swiss/Multicurrency Revolving Credit Lender, as applicable, under the Third Amended and Restated Credit Agreement; and

WHEREAS, the Borrowers, the Administrative Agent, each Participating Lender and each New Lender are willing to agree pursuant to Section 10.5 of the Second Amended and Restated Credit Agreement to the Restatement Amendment and the amendment and restatement of the Security Agreement described in Section 3 hereof;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Third Amended and Restated Credit Agreement, or if not defined therein, in the Second Amended and Restated Credit Agreement.

SECTION 2. Amendment and Restatement of the Second Amended and Restated Credit Agreement. Subject to the terms and conditions set forth herein, (i) the Second Amended and Restated Credit Agreement is hereby amended and restated in the form of Annex A hereto to give effect to each of the Refinancing Amendment, the Revolver Amendment and the Restatement Amendment (the Second Amended and Restated Credit Agreement, as so amended and restated, being referred to as the “Third Amended and Restated Credit Agreement”), (ii) the Schedules attached thereto replace in their entirety the corresponding Schedules attached to the Second Amended and Restated Credit Agreement, or constitute new Schedules to the Third Amended and Restated Credit Agreement, as applicable and (iii) the Exhibits attached thereto hereby replace in their entirety the corresponding Exhibits attached to the Second Amended and Restated Credit Agreement, or constitute new Exhibits to the Third Amended and Restated Credit Agreement, as applicable.

SECTION 3. Amendment and Restatement of the Security Agreement. Subject to the terms and conditions set forth herein, (i) the Security Agreement is hereby amended and restated in the form of Annex B hereto (the Security Agreement, as so amended and restated, being referred to as the “Amended and Restated Security Agreement”), (ii) the Schedules attached thereto, if any, replace in their entirety the corresponding Schedules attached to the Security Agreement and (iii) the Exhibits attached thereto, if any, hereby replace in their entirety the corresponding Exhibits attached to the Security Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment, the amendment and restatement of the Second Amended and Restated Credit Agreement as set forth in Section 2 hereof and the amendment and restatement of the Security Agreement as set forth in Section 3 hereof shall become effective as of the first date (such date being referred to as the “Effective Date”) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received (i) a counterpart of this Amendment duly executed and delivered by the Borrowers, (ii) in the case of the Refinancing Amendment, (x) a Term Consent duly executed and delivered by each Participating Lender that holds Tranche B-1 Dollar Term Loans and/or Tranche B-1 Euro Term Loans, and (y) a Joinder duly executed and delivered by each Additional Term B Dollar Lender and Additional Term B Euro Lender, (iii) in the case of the Revolver Amendment and the Restatement Amendment, (x) a Revolver Consent and/or a Term Consent, as applicable, duly executed and delivered by each Participating Lender (including each Participating Lender that holds Existing Revolving Commitments), and (y) a Joinder duly executed and delivered by each New Lender (including each New Lender executing and delivering its Joinder as a U.S. Revolving Credit Lender, Japanese Revolving Credit Lender and/or Swiss/Multicurrency Revolving Credit Lender), (iv) a Joinder duly executed and delivered by each Term A Dollar Lender and each Term A Euro Lender, (v) the Amended and Restated Security Agreement duly executed and delivered by the Parent Borrower and each U.S. Guarantor, (vi) the U.S. Guaranty duly executed and delivered by each U.S. Guarantor, (vii) the Swiss Reaffirmation duly executed and delivered by the Swiss Guarantors, (viii) a Share Pledge Agreement, duly executed by the Parent Borrower, pledging the equity of the Japanese Subsidiary Borrower to the extent required by the Credit Documents, (ix) an Intercompanyloan Pledge Agreement, duly executed by IMS Japan K.K. and Bank of America, N.A., for itself as Collateral Agent and on behalf of the Secured Parties, and (x) an updated Collateral Disclosure Schedule (as defined in the Amended and Restated Security Agreement) delivered by the Loan Parties.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and the L/C Issuer, an opinion of (i) Ropes & Gray LLP, counsel for the Loan Parties, dated as of the Effective Date, (ii) Nagashima Ohno & Tsunematsu, Japanese counsel for the Loan Parties, dated as of the Effective Date, and (iii) Lenz & Staehelin, Swiss counsel for the Arrangers, dated as of the Effective Date, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a Note executed by the relevant Borrowers in favor of each Lender requesting a Note at least two (2) Business Days prior to the Effective Date, if any.

(d) The Administrative Agent shall have received (i) copies of each Organization Document executed and delivered by each Loan Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of each Loan Party executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of the Credit Documents to which it is a party, and other than with respect to Swiss Subsidiary Borrower, certified as of the Effective Date by its secretary or an assistant secretary or, with respect to a Loan Party in Japan, the representative director, as being in full force and effect without modification or amendment; (iv) resolutions of the General Meeting of Shareholders of each Swiss Loan Party approving and authorizing the execution, delivery and performance of the Credit Documents to which it is a party and (v) if available, a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Effective Date.

(e) The Administrative Agent shall have received the results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to each of Parent Borrower and each U.S. Guarantor in the states or other jurisdictions of formation of such Person and with respect to such other locations and names listed on the Collateral Disclosure Schedule and reasonably requested by the Administrative Agent, together with copies of the financing statements (or similar documents) disclosed by such search as well as copies of a recent registered search of the U.S. Patent and Trademark Office and the U.S. Copyright Office reasonably requested by the Administrative Agent with respect to each of Parent Borrower and each U.S. Guarantor.

(f) The Administrative Agent shall have received a Committed Loan Notice with respect to the Term B Loans no later than 12:00 p.m. on the Business Day immediately prior to the Effective Date.

(g) The Administrative Agent shall have received a Solvency Certificate from Parent Borrower in substantially the form of Exhibit J to the Third Amended and Restated Credit Agreement.

(h) Substantially concurrently with the incurrence of the Term B Loans, the Parent Borrower will repay any Existing Dollar Term Loans not being exchanged for Term B Dollar Loans and any Existing Euro Term Loans not being exchanged for Term B Euro Loans under the Third Amended and Restated Credit Agreement;

(i) At least three (3) Business Days prior to the Effective Date, the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) that has been requested in writing at least ten (10) Business Days prior to the Effective Date.

(j) The Administrative Agent and Lead Arrangers shall have been paid all fees payable to the Administrative Agent and the Lead Arrangers on the Effective Date (including, without duplication of fees paid pursuant to this Amendment, those set forth in the Fee Letter, dated February 11, 2014, by and among the Parent Borrower and the Lead Arrangers) and, to the extent invoiced at least two (2) Business Days prior to the Effective Date (or as otherwise reasonably agreed by the Parent Borrower) out-of-pocket expenses required to be paid by the Parent Borrower in connection with this Amendment, including the reasonable fees and expenses of Cahill Gordon & Reindel LLP.

(k) The Borrowers shall have paid all fees due and payable (if any) to the Revolving Lenders, the Issuing Bank and the Swing Line Lender pursuant to the Second Amended and Restated Credit Agreement.

(l) The Parent Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Effective Date, all accrued and unpaid interest on the Tranche B-1 Term Loans to, but not including, the Effective Date on the Effective Date pursuant to Section 2.01(b)(v) of the Third Amended and Restated Credit Agreement.

(m) The Administrative Agent shall have received from the Parent Borrower a closing fee payable in Dollars for the account of each Participating Lender that has returned a Term Consent or Revolver Consent, as applicable, to the Administrative Agent equal to: (i) 0.50% of the aggregate principal amount of outstanding Tranche B-1 Dollar Term Loans of such Participating Lender as of the Effective Date immediately prior to giving effect to this Amendment, (ii) 0.25% of the aggregate Dollar Equivalent amount of outstanding Tranche B-1 Euro Term Loans of such Participating Lender as of the Effective Date immediately prior to giving effect to this Amendment and (iii)(A) with respect to any Participating Lender with aggregate commitments under the Existing Revolving Commitments, U.S. Revolving Credit Commitment, Japanese Revolving Credit Commitment, Swiss/Multicurrency Revolving Credit Commitment and Term A Commitments (collectively, other than the Existing Revolving Commitments, the “New Commitments”) of less than $50,000,000, 0.25% of the aggregate amount of the Existing Revolving Commitments of such Participating Lender immediately prior to giving effect to this Amendment and (B) with respect to any Participating Lender with aggregate commitments under the Existing Revolving Commitments and New Commitments equal to or in excess of $50,000,000, 0.30% of the aggregate amount of the Existing Revolving Commitments of such Participating Lender immediately prior to giving effect to this Amendment.

(n) The Administrative Agent shall have received from the Parent Borrower a closing fee payable in Dollars for the account of each New Lender equal to: (i) 0.50% of the aggregate principal amount of the Additional Term B Dollar Commitments of such New Lender as of the Effective Date, (ii) 0.25% of the aggregate Dollar Equivalent amount of the Additional Term B Euro Commitments of such New Lender as of the Effective Date and (iii) 0.30% of the aggregate Dollar Equivalent amount of the Term A Commitments and the Revolving Credit Commitments (other than the Existing Revolving Commitments) of such New Lender as of the Effective Date if the total aggregate principal amount of such Term A Commitments and Revolving Commitments of such New Lender is $50,000,000 or more and (iii) 0.25% of the aggregate amount of the aggregate Dollar Equivalent amount of the Term A Commitments and the Revolving Credit Commitments (other than the Existing Revolving Commitments) of such New Lender as of the Effective Date if the total aggregate principal amount of such Term A Commitments and Revolving Commitments of such New Lender is less than $50,000,000.

(o) Upon the effectiveness of this Amendment and both before and immediately after giving effect to this Amendment, and the making of the Term B Loans on the Effective Date as contemplated by the Third Amended and Restated Credit Agreement, no Default or Event of Default exists.

(p) Each of the representations and warranties of each Borrower and each other Loan Party contained in Article 5 of the Third Amended and Restated Credit Agreement and in the other Credit Documents, in each case, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance of the Amendment have been duly authorized by all necessary action on the part of each Borrower. The execution, delivery and performance by each Borrower of this Amendment will not (i) contravene the terms of any of such Borrower’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Third Amended and Restated Credit Agreement) under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each Borrower and constitutes a legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

SECTION 6. Effect on the Second Amended and Restated Credit Agreement and the Credit Documents.

(a) The Third Amended and Restated Credit Agreement and the U.S. Guaranty supersede and replace the Second Amended and Restated Credit Agreement. Each of the Collateral Documents, as specifically amended by this Amendment, and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

SECTION 7. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Second Amended and Restated Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) except as shall have been made or taken on or prior to the Effective Date requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts (including, for the avoidance of doubt, by executing a Term Consent, Revolver Consent or Joinder), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Severability. In case any provision in or obligation of this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 10. Waiver. Each Lender delivering a Term Consent or Revolver Consent hereby irrevocably waives: (a) its right to receive any payments under Section 2.18(c) of the Second Amended and Restated Credit Agreement and Section 3.05 of the Third Amended and Restated Credit Agreement as a result of its Loans being repaid on the Effective Date and not on the last day of the Interest Period applicable thereto, and (b) the requirement for delivery of any notice pursuant to Section 2.13 of the Second Amended and Restated Credit Agreement in connection with any prepayment or commitment termination on the Effective Date.

SECTION 11. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 12. Governing Law; Jurisdiction. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. For the avoidance of doubt, Section 10.15 of the Third Amended and Restated Credit Agreement shall apply to this Amendment.

SECTION 13. Lender Signatures. Each Lender that executes a counterpart to this Amendment shall be deemed to have approved this Amendment. Each Lender agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

IMS HEALTH INCORPORATED, as Parent Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

IMS JAPAN K.K., as Japanese Subsidiary Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Attorney-in-Fact

IMS AG, as Swiss Subsidiary Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Attorney-in-Fact

By:	/s/ Harshan Bhangdia
Name:	Harshan Bhangdia
Title:	Attorney-in-Fact

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender

By:	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Director

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

THIS CONSENT (this “Consent”) to Amendment No. 2, dated as of March 17, 2014 (the “Amendment”) by and among IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party thereto, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012, among the Borrowers, the Guarantors (as defined therein) from time to time party thereto, the Administrative Agent and each other lender from time to time party thereto, as amended by that certain Amendment No. 1, dated as of February 6, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto (as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Credit Agreement”). Capitalized terms not otherwise defined in this Consent shall have the same meanings as specified in the Second Amended and Restated Credit Agreement, or if not defined therein, in the Amendment.

Lender with Tranche B-1 Dollar Term Loans

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

Cashless Settlement Option:

☐	to exchange 100% of the outstanding principal amount of the Tranche B-1 Dollar Term Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) for a Term B Dollar Loan in a like principal amount.

Lender with Tranche B-1 Euro Term Loans

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

Cashless Settlement Option:

☐	to exchange 100% of the outstanding principal amount of the Tranche B-1 Euro Term Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) for a Term B Euro Loan in a like principal amount.

Executing as Participating Lender that holds Tranche B-1 Dollar Term Loans and/or Tranche B-1 Euro Term Loans:

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Consent to Amendment No. 2 to Credit Agreement]

EXHIBIT B

CONSENT TO AMENDMENT NO. 2

THIS CONSENT (this “Consent”) to Amendment No. 2, dated as of March 17, 2014 (the “Amendment”) by and among IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party thereto, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012, among the Borrowers, the Guarantors (as defined therein) from time to time party thereto, the Administrative Agent and each other lender from time to time party thereto, as amended by that certain Amendment No. 1, dated as of February 6, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto (as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Credit Agreement”). Capitalized terms not otherwise defined in this Consent shall have the same meanings as specified in the Second Amended and Restated Credit Agreement, or if not defined therein, in the Amendment.

Lender with U.S. Revolving Commitment

The undersigned Lender with a U.S. Revolving Commitment hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☐	to exchange the amount of U.S. Revolving Commitments held by such Lender set forth on its signature page hereto (or such lesser amount allocated to such Lender by the Lead Arrangers) for U.S. Revolving Credit Commitments in a like amount.

Lender with Japanese Revolving Commitment

The undersigned Lender with a Japanese Revolving Commitment hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☐	to exchange the amount of Japanese Revolving Commitment held by such Lender set forth on its signature page hereto for Japanese Revolving Credit Commitments in a like amount.

Lender with Swiss/Multicurrency Revolving Commitment

The undersigned Lender with a Swiss/Multicurrency Revolving Commitment hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☐	to exchange the amount of Swiss/Multicurrency Revolving Commitment held by such Lender set forth on its signature page hereto for Swiss/Multicurrency Revolving Credit Commitments in a like amount.

Executing as a Participating Lender that holds Existing Revolving Commitments:

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Facility	Existing Revolving Commitment	Extended Revolving Commitment
Japanese Revolving Commitment	Dollar Equivalent	Dollar Equivalent
Swiss/Multicurrency Revolving Commitment	Dollar Equivalent	Dollar Equivalent
U.S. Revolving Commitment	Dollar Equivalent	Dollar Equivalent

Place an “X” to the right if an Eligible Swiss Bank (as defined in the Amendment): Place an “X” to the right if not an Eligible Swiss Bank (as defined in the Amendment):

[Signature Page to Consent to Amendment No. 2 to Credit Agreement]

Exhibit C

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of March 17, 2014 (this “Joinder”), by and among [LENDERS] (each, an “Additional Term B Dollar Lender,” “Additional Term B Euro Lender,” “U.S. Revolving Credit Lender,” “Japanese Revolving Credit Lender,” “Swiss/Multicurrency Revolving Credit Lender,” “Term A Dollar Lender” or “Term A Euro Lender,” as applicable, and, each a “New Lender”), IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of March 17, 2014, (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Third Amended and Restated Credit Agreement”), among IMS HEALTH INCORPORATED, a Delaware corporation, IMS AG, a Swiss corporation and a subsidiary of Parent Borrower, IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower, Healthcare Technology Intermediate Holdings, Inc., BANK OF AMERICA, N.A., as Administrative Agent, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Third Amended and Restated Credit Agreement);

WHEREAS, subject to the terms and conditions of the Third Amended and Restated Credit Agreement, Parent Borrower has established new Revolving Credit Commitments and Term A Commitments; and

WHEREAS, subject to the terms and conditions of the Third Amended and Restated Credit Agreement, Persons with new Revolving Credit Commitments and/or Term A Commitments shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Lender hereby irrevocably and unconditionally approves the Amendment and agrees to provide the respective Additional Term B Dollar Commitment, Additional Term B Euro Commitment, Term A Dollar Commitment, Term A Euro Commitment, U.S. Revolving Credit Commitment, Japanese Revolving Credit Commitment and/or Swiss/Multicurrency Revolving Credit Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(b)(iii), Section 2.01(b)(iv), Section 2.01(a)(i), Section 2.01(a)(ii), Section 2.01(c)(i), Section 2.01(c)(ii) and Section 2.01(c)(iii) of the Third Amended and Restated Credit Agreement, respectively. The Commitments provided pursuant to this Joinder shall be subject to all of the terms in the Third Amended and Restated Credit Agreement and to the conditions set forth in the Third Amended and Restated Credit Agreement, and shall be entitled to all the benefits afforded by the Third Amended and Restated Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the applicable Guaranties and security interests created by the applicable Collateral Documents.

Each New Lender and the Administrative Agent acknowledge and agree that the Additional Term B Dollar Commitments, Additional Term B Euro Commitments, Term A Dollar Commitments, Term A Euro Commitments, U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments and Swiss/Multicurrency Revolving Credit Commitments provided pursuant to this Joinder shall constitute Additional Term B Dollar Commitments, Additional Term B Euro Commitments, Term A

Dollar Commitments, Term A Euro Commitments, U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments and Swiss/Multicurrency Revolving Credit Commitments, respectively, for all purposes of the Third Amended and Restated Credit Agreement and the other applicable Credit Documents.

Each New Lender (i) confirms that it has received a copy of the Third Amended and Restated Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other New Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Third Amended and Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Third Amended and Restated Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Third Amended and Restated Credit Agreement are required to be performed by it as a Lender, (v) with a Japanese Revolving Credit Commitment, represents and warrants that it is an Eligible Japanese Investor and (vi) with a Swiss/Multicurrency Revolving Credit Commitment, represents and warrants that it is an Eligible Swiss Bank or a Permitted Non-Eligible Swiss Bank.

Upon (i) the execution of a counterpart of this Agreement by each New Lender, the Administrative Agent and Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned New Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B Dollar Commitments, Additional Term B Euro Commitments, Term A Dollar Commitments, Term A Euro Commitments, U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments and/or Swiss/Multicurrency Revolving Credit Commitments set forth on its signature page hereto, effective as of the Effective Date.

For each New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01 of the Third Amended and Restated Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder, the Third Amended and Restated Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Joinder which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms or provisions of this Joinder in any other jurisdiction. If any provision of this Joinder is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of March     , 2014.

[NAME OF ADDITIONAL U.S. REVOLVING CREDIT LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

U.S. Revolving Credit Commitments:

$

[NAME OF ADDITIONAL JAPANESE REVOLVING CREDIT LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Japanese Revolving Credit Commitments:

$

[Signature page to Joinder]

[NAME OF ADDITIONAL SWISS/MULTICURRENCY REVOLVING CREDIT LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Swiss/Multicurrency Revolving Credit Commitments:

$

[NAME OF ADDITIONAL TERM B DOLLAR LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B Dollar Loan Commitments:

$

[Signature page to Joinder]

[NAME OF ADDITIONAL TERM B EURO LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B Euro Loan Commitments:

$

[NAME OF TERM A DOLLAR LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Term A Dollar Commitments:

$

[Signature page to Joinder]

[NAME OF TERM A EURO LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Term A Euro Commitments:

$

[Signature page to Joinder]

IMS HEALTH INCORPORATED,
as Parent Borrower

By:
Name:
Title:

[Signature page to Joinder]

Accepted:

BANK OF AMERICA, N.A. as Administrative Agent

By:
Name:
Title:

[Signature page to Joinder]

ANNEX A

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[See attached.]

ANNEX B

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

[See attached.]